SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]    Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by Rule
       14a-6(e)(2))
[x]  Definitive  Proxy  Statement
[ ]  Definitive  Additional
       Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      Bando McGlocklin Capital Corporation
                (Name of Registrant as Specified in its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                                Bando McGlocklin

                                  April 4, 2000

Dear Shareholder:

          On behalf of the Board of Directors and management of Bando McGlocklin Capital Corporation (the "Company"), we cordially invite you to attend the Annual Meeting of Shareholders of the Company, to be held at 4:00 p.m. on Wednesday, May 3, 2000, in the South Grand Ballroom of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be conducted at the meeting. A copy of the Company's Form 10-K is also included in this booklet. At the meeting we shall report on Company operations and the outlook for the year ahead.

          Your Board of Directors has nominated four persons to serve as directors, each of whom are incumbent directors. In addition, the Proxy Statement contains a proposal to ratify or reject the selection of BDO Seidman, LLP as the independent certified public accountants to audit the financial statements of the Company for the year ending December 31, 2000.

          The Board of Directors recommends that you vote your shares for the director nominees and to ratify the selection of BDO Seidman, LLP as the independent certified public accountants.

          We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please complete, sign and date the enclosed proxy and return it in the accompanying postage-paid return envelope as promptly as possible. This will ensure that your shares are represented at the meeting.

          We look forward with pleasure to seeing and visiting with you at the meeting.

                                           Very truly yours,

                                           BANDO McGLOCKLIN CAPITAL CORPORATION


                                           /s/  George R. Schonath
                                           George R. Schonath
                                           President and Chief Executive Officer

                                Bando McGlocklin

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 3, 2000

           TO THE SHAREHOLDERS OF BANDO McGLOCKLIN CAPITAL CORPORATION

          Notice is hereby given that the Annual Meeting of Shareholders of Bando McGlocklin Capital Corporation (the "Company"), will be held in the South Grand Ballroom of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Wednesday, May 3, 2000 at 4:00 p.m., for the purpose of considering and voting upon the following matters:

          1. To elect four (4) directors, two (2) of whom will be elected by holders of the Preferred Stock, to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified.

          2. To ratify or reject the selection of BDO Seidman, LLP as the independent certified public accountants to audit the financial statements of the Company for the year ending December 31, 2000.

          3. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponements thereof.

          The Board of Directors is not aware of any other business to come before the meeting. Shareholders of record at the close of business on March 21, 2000, are the shareholders entitled to vote at the meeting and any adjournments or postponements thereof.

                                           By Order of the Board of Directors



                                           /s/  George R. Schonath
                                           George R. Schonath
                                           President and Chief Executive Officer

Pewaukee, Wisconsin
April 4, 2000

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                Bando McGlocklin
                              W239 N1700 Busse Road
                         Waukesha, Wisconsin 53188-1160

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 3, 2000

          This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Bando McGlocklin Capital Corporation (the "Company") of proxies to be used at the annual meeting of shareholders which will be held in the South Grand Ballroom of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Wednesday, May 3, 2000 at 4:00 p.m., and all adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

Voting Rights and Proxy Information

          Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholders giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting. This proxy statement and the enclosed form of proxy are being mailed to shareholders on or about April 4, 2000.

          All shares of Common Stock and Preferred Stock represented at the meeting by properly executed proxies received prior to or at the meeting, and not revoked, will be voted at the meeting in accordance with the instructions thereon. The shares represented by executed but unmarked proxies will be voted FOR the persons nominated for election as directors, FOR the ratification of the selection of BDO Seidman, LLP (the "Independent Auditors") as the independent certified public accountants for the year ending December 31, 2000 and on such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. A majority of the shares of Common Stock, 6-2/3 cents par value (the "Common Stock"), and the Series A Adjustable Rate Cumulative Preferred Stock, $.01 par value (the "Preferred Stock"), as one class, present in person or represented by proxy and entitled to vote, shall constitute a quorum for purposes of the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum but will not affect the vote required for approval of the election of directors or any proposal. Other than the election of directors and the ratification of the Independent Auditors, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.

          Only holders of record of Common Stock and Preferred Stock at the close of business on March 21, 2000, are entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. Holders of Preferred Stock are entitled to vote, as a separate voting class, for the election of two (2) directors of the Company. In addition to a quorum of the shares of Common Stock and Preferred Stock, as one class, a separate quorum representing a majority of the shares of Preferred Stock shall be necessary in connection with the voting for such directors. In addition, holders of Preferred Stock are entitled to vote with holders of Common Stock, as one voting class, for the election of the remaining two (2) directors of the Company and the ratification of the Independent Auditors. On March 21, 2000, the Company had outstanding and entitled to vote 3,917,889 shares of Common Stock and 674,791 shares of Preferred Stock. The record holder of each outstanding share is entitled to one vote.

          The Board of Directors would like to have all shareholders represented at the meeting. Whether or not you plan to attend, please complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) duly executing and delivering to the Secretary of the Company a later dated proxy relating to the same shares prior to the exercise of such proxy, (ii)
filing with the Secretary of the Company at or before the meeting a written notice of revocation bearing a later date than the proxy, or (iii) attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Susan J. Hauke, Secretary, at W239 N1700 Busse Road, Waukesha, Wisconsin 53188-1160.

                     Proposal No. 1 - ELECTION OF DIRECTORS

          At the Annual Meeting, the holders of Preferred Stock will elect, voting as a separate class, two (2) directors of the Company to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless the holders of Preferred Stock otherwise specify, the shares represented by the proxies received for the election of two (2) directors will be voted in favor of the election as directors of Robert A. Cooper and David A. Geraldson. The holders of the Common Stock and the Preferred Stock will elect, voting as one class, two (2) directors of the Company to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless the shareholders otherwise specify, the shares represented by the proxies received for the election of two (2) directors will be voted in favor of the election as directors of Peter A. Fischer and Salvatore L. Bando. Proxies of holders of Common Stock cannot be voted for more than two (2) persons and proxies of holders of Preferred Stock cannot be voted for more than four (4) persons. The Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as director if elected. However, in the event that any of the nominees should be unable or for good cause unwilling to serve, the shares represented by proxies received will be voted for substitute nominees selected by the Board. Directors will be elected by a plurality of the votes cast at the Annual Meeting (assuming a quorum for each vote is present). Consequently, any shares not voted at the Annual Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of directors. Votes will be tabulated by inspectors of election appointed by the Board.

          The following table sets forth certain information, as of February 29, 2000, about the Board's nominees for election as directors of the Company. Except as otherwise noted, each nominee has engaged in the principal occupation or employment and held the offices shown for more than the past five years. The table provides information as of February 29, 2000, as to the age, principal occupation, background for at least the last five years and period of service as a director for each person.



                                                                     Principal Occupation;
                         Director                             Office, if any, Held in the Company;
      Name                 Since        Age                           Other Directorships
      ----               --------       ---                   ------------------------------------
Robert A. Cooper           1987         73        Senior Vice  President of Dain  Rauscher  Incorporated  (a
                                                  securities   brokerage   firm)   since   September   1988;
                                                  Executive  Vice  President  and a  Director  of  Milwaukee
                                                  Financial  Group,  Inc.  (a  financial   services  holding
                                                  company)  from  its   incorporation   in  1986  until  its
                                                  acquisition  by Dain  Bosworth  Incorporated  in September
                                                  1988;  Chairman of the Board of The  Milwaukee  Company (a
                                                  securities  brokerage firm and the principal subsidiary of
                                                  Milwaukee  Financial  Group,  Inc.) from 1978 to September
                                                  1988.

Peter A. Fischer           1983         57        Associate  Pastor  of  Portview  Christian  Center,   Port
                                                  Washington,  Wisconsin since 1992; a former Director,  and from  1981 to 1989,  the  President  and  Chief  Executive
                                                  Officer of Medalist  Industries,  Inc. (a  manufacturer of industrial and consumer products).

David A. Geraldson         1983         69        President  since  1993 and  prior  thereto  Secretary  and
                                                  Treasurer  of Precision  Gears,  Inc. (a  manufacturer  of gears,  splined  shafts,  speed  reducers  and  worm  gear winches).

Salvatore L. Bando         1999         56        Special  Assistant  to  the  President  of  the  Milwaukee
                                                  Brewers from September,  1999 to the present.  Senior Vice
                                                  President  of  Baseball   Operations   for  the  Milwaukee
                                                  Brewers from 1991 to 1999.  Director of  InvestorsBancorp, a bank holding  company,  from 1997 to 1999.  Previously a director  of the  Company  from  1980  until  1997  and an officer of the Company from 1980 until 1991.

          All of the Company's directors will hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified. There are no arrangements or understandings between the Company and any other person pursuant to which any of the Company's directors have been selected for their respective positions.

          THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES THE HOLDERS OF PREFERRED STOCK TO VOTE "FOR" MESSRS. COOPER AND GERALDSON AND URGES EACH SHAREHOLDER TO VOTE "FOR" MESSRS. FISCHER AND BANDO. SHARES REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" ALL APPROPRIATE NOMINEES.

                               BOARD OF DIRECTORS

          The Board has standing Compensation and Audit Committees, but does not have a nominating committee. The Compensation Committee, which presently consists of Messrs. Cooper, Fischer, Geraldson and Bando, had one meeting during the year ended December 31, 1999. The Compensation Committee approves all matters relating to the compensation of the Company's directors and officers, including salary rates, participation in any incentive bonus plans, fringe benefits, and other forms of compensation, and approves the grant of stock options under the Company's 1997 Stock Option Plan and the 1990 and 1993 Incentive Stock Option Plans.

          The Audit committee, which presently consists of Messrs. Geraldson, Cooper and Fischer, held one meeting in the year ended December 31, 1999. The Audit Committee reviews with the Company's independent auditors the plan and scope of their audit, findings and conclusions of their auditing engagement, the Company's procedures for internal auditing, the adequacy of the Company's system of internal controls and the accounting principles and policies of the Company; evaluates the independence of the independent auditors and the quality of the professional services provided by the independent auditors' and recommends to the Board the engagement, continuation or discharge of the independent auditors.

          The Board held four (4) meetings in the year ended December 31, 1999. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which he served.

          Directors were paid an annual retainer fee of $7,000 plus a $750 fee for each meeting of the Board or a committee attended. There are no directors who are officers of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock at February 29, 2000, by each person known by the Company to be the beneficial owner of more than five (5) percent of the outstanding Common

Stock, by each director or nominee, by each executive officer named in the Summary Compensation Table set forth below, and by all directors and executive officers of the Company as a group. No executive officer or director of the Company beneficially owns any shares of Preferred Stock and, to the best knowledge of the Company, no person beneficially owns more than five (5) percent of the outstanding shares of Preferred Stock.

                                     Amount and Nature of Beneficial Ownership

             Name of                      Amount and Nature of          Percent
      Beneficial Owner (1)              Beneficial Ownership (2)        of Class
--------------------------------------------------------------------------------

George R. Schonath                             220,548(3)                 5.6%
Salvatore L. Bando                             174,173(4)                 4.4%
Robert A. Cooper                                28,600(5)                    *
Peter A. Fischer                                36,854(6)                    *
David A. Geraldson                              88,873(7)                 2.3%
All executive officers and
  directors as a group (8 persons)             726,238(8)                 18.4%

*    Less than one percent (1%).

(1) The address of each person identified in this table is W239 N1700 Busse Road, Waukesha, Wisconsin 53188-1160.

(2) Includes the following shares subject to stock options which were exercisable as of or within sixty (60) days of February 29, 2000: Mr. McGlocklin, 18,612 shares; and all directors and executive officers as a group, 18,612 shares. Mr. Schonath's 203,445 shares are not included in the amounts listed in the table because they are held by his daughters' irrevocable trusts. Mr. Schonath disclaims any beneficial ownership of the options.

(3) Includes (a) 436 shares held by a daughter, (b) 198,875 shares held by the Schonath Family Partnership for which Mr. Schonath is General Partner and
     (c) 21,237 shares held by the Company's 401(k) profit sharing plan on behalf of this individual. Does not include (a) 47,784 shares held in irrevocable trusts for the benefit of his daughters, (b) 203,445 stock option shares that are held in irrevocable trusts for the benefit of his daughters and (c) 436 shares held directly by his oldest daughter.

(4) Includes (a) 59,818 shares held jointly with or by spouse and (b) 7,674 shares held by the Company's 401(k) profit sharing plan on behalf of this individual.

(5)  Includes 1,100 shares held jointly with or by spouse.

(6) Includes (a) 16,884 shares held jointly with or by spouse and/or by children and (b) 10,640 shares held by a Keogh plan on behalf of this individual.

(7) Includes (a) 10,151 shares held jointly with or by spouse and (b) 62,531 shares owned by the Precision Gears, Inc. profit sharing plan for which Mr. Geraldson acts as co-trustee.

(8) Assumes the exercise of all options which were currently exercisable as of or exercisable within 60 days of February 29, 2000.


Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than 10% of the Common Stock to file reports of ownership with the Securities and Exchange Commission and with the National Association of Securities Dealers, Inc. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the Company's review of such forms and, if appropriate, representations made to the Company by any such reporting person concerning whether a Form 5 was required to be filed for the 1999 year, the Company is not aware that any of its directors and executive officers or 10% shareholders failed to comply with the filing requirements of Section 16(a) during the period commencing January 1, 1999 through December 31, 1999.

                             EXECUTIVE COMPENSATION

          The following table sets forth information concerning the compensation paid for the last three years to the Company's President and Chief Executive Officer. There were no other executive officers of the Company whose aggregate salary and bonus exceeded $100,000 for the year ended December 31, 1999. The person named in the table below is sometimes referred to herein as the named executive officer.

                                                     Summary Compensation Table

                                                                              Long Term
                                      Annual Compensation                Compensation Awards

        (a)            (b)       (c)         (d)           (e)            (f)           (g)            (h)
                                                                                     Securities
                                                                       Restricted    Underlying
     Name and                   Salary                 Other Annual      Stock        Option/       All Other
Principal Position     Year      (1)        Bonus      Compensation      Awards         SARs       Compensation
------------------     ----     ------      -----      ------------    ----------    ----------    ------------

George R. Schonath,    1999    $180,000    $112,000      $ - - -        $ - - -        - - -        $56,412(2)
President and Chief    1998    $165,000    $ - - -       $ - - -        $ - - -        - - -        $43,079(3)
Executive Office       1997    $233,750    $ - - -       $ - - -        $ - - -       184,950       $85,217(4)

(1)  Includes amounts deferred under the Company's 401(k) plan.

(2)  Consists of (a) $51,912 for the  Company's  contribution  for  supplemental  retirement  benefits and (b)
     $4,500 for the Company's contribution to the 401(k) profit sharing plan.

(3)  Consists of (a) $38,098 for the  Company's  contribution  for  supplemental  retirement  benefits and (b)
     $4,981 for the Company's contribution to the 401(k) profit sharing plan.

(4)  Consists of (a) $55,987 for the Company's  contribution for supplemental  retirement benefits, (b) $8,000 for the  Company's  contribution  to the  401(k)  profit  sharing  plan,  (c)  $8,000  for the  Company's contribution  to the  money  purchase  pension  plan on  behalf  of  this  individual,  and  (d)  $13,230 representing a cash payment of $0.20 per stock option as a result of the Company's payment of a return of capital dividend.


1990 and 1993 Incentive Stock Option Plans

          The Company has in effect the Bando McGlocklin Capital Corporation 1990 Incentive Stock Option Plan (the "1990 Plan") and the Bando McGlocklin Capital Corporation 1993 Incentive Stock Option Plan (the "1993 Plan") pursuant to which there are outstanding options to purchase an aggregate of 23,012 shares held by a senior vice-president of the Company. No options were granted in 1999 under either the 1990 Plan or the 1993 Plan, however, the total options outstanding increased by 10% pursuant to a 10% stock dividend as of the December 31, 1999 record date. As of December 31, 1999, there were 67,049 and 89,000 shares of Common Stock available for issuance under the 1990 Plan and the 1993 Plan, respectively. The Compensation Committee does not intend to issue any additional options under the 1990 Plan and the 1993 Plan. Mr. Schonath holds no options under these plans.

1997 Stock Option Plan

          The Company has in effect the 1997 Plan pursuant to which there are outstanding options to purchase an aggregate of 203,445 shares. The options were originally granted to George R. Schonath in 1997 and subsequently gifted by him to his daughters' irrevocable trusts. He holds no options under the 1997 Plan. No options were granted in 1999 under the 1997 Plan. As of December 31, 1999 there were 16,555 options available for issuance under the 1997 Plan.

Compensation Committee Interlocks and Insider Participation

          In  February  1999,   the   Compensation   Committee   considered  the
compensation packages of Mr. George R. Schonath and Mr. Jon McGlocklin, currently a senior vice president of the Company, and met with consultants from BDO Seidman, LLP to review a long-range compensation plan. The Compensation
Committee is composed of Robert A. Cooper, David A. Geraldson, Salvatore L. Bando and Peter A. Fischer. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries except for Mr. Bando who was a former officer of the Company. Messrs. McGlocklin and Schonath do not participate in decisions regarding their respective compensation.

Compensation Committee Report

          The Compensation Committee of the Board is responsible for all aspects of the Company's compensation package offered to its executive officers, including the named executive officer. The Compensation Committee determines the compensation package (including the grant of stock options pursuant to the 1990 Plan, the 1993 Plan and the 1997 Plan) to be paid to each executive officer.

          Executive Compensation Policies. The Company's executive compensation program is intended to establish a relationship between compensation and the Company's business strategies as well as the Company's goal of maintaining and improving profitability and maximizing long-term shareholder value. The focus of compensation decisions is on the achievement of long-term performance objectives as opposed to the attainment of short-term, narrowly defined goals. The focus on long-term performance objectives is intended to avoid unwarranted adjustments in executive compensation based solely on short-term swings (either up or down) in the Company's markets.

          In recommending and establishing levels of executive compensation, it is the policy of the Compensation Committee to (a) offer competitive compensation packages in order to attract and retain key executive officers crucial to the Company's long-term success; (b) provide, on a limited basis, performance-based compensation opportunities (including equity-based awards) which allow executive officers to earn rewards for long-term strategic management and the enhancement of shareholder value; (c) establish a relationship between executive compensation and the Company's annual and long-term strategic goals; and (d) provide compensation programs which recognize and reward individual initiative and achievement.

          Executive Compensation Package. As reflected under the Summary Compensation Table, the Company's executive compensation package consists primarily of salary and to a limited extent, bonus awards and stock option grants, as well as benefits under the employee benefits plans offered by the Company.

          The Compensation Committee initially awarded a base salary to its Chief Executive Officer for the year ended December 31, 1999 of $180,000. In addition, the Compensation Committee awarded Mr. Schonath a bonus of $112,000, in recognition of the Company's superior performance in 1999.

          Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits deductibility for federal income tax purposes of compensation in excess of $1 million paid to the Chief Executive Officer and certain executive officers unless certain requirements are met. The Compensation Committee does not believe that in the foreseeable future the annual compensation of any executive officer will be subject to the limit.

          Compensation Committee Members

          Robert A. Cooper, Chairman
          David A. Geraldson
          Peter A. Fischer
          Salvatore L. Bando

                             PERFORMANCE INFORMATION

          The following graph compares on a cumulative basis change since December 31, 1994 in (a) the total shareholder return on the Common Stock, (b) the total return of companies in the Nasdaq Stock Market Index ("Nasdaq U.S."), and (c) the total shareholder return of companies in the Nasdaq Stocks
Miscellaneous Investing Index ("Nasdaq MI") consisting of a peer group of publicly-traded REITs. The total return information presented in the graph assumes the reinvestment of dividends. The graph assumes $100 was invested on December 31, 1994 in Common Stock, the Nasdaq U.S. and the Nasdaq MI.


                                [OBJECT OMITTED]


                           12/31/94      12/31/95      12/31/96      12/31/97      12/31/98      12/31/99
                           --------      --------      --------      --------      --------      --------
Bando McGlocklin
  Capital Corporation      $100.00       $102.15       $ 98.68       $119.37       $107.82       $115.95
Nasdaq U.S.                $100.00       $141.34       $173.90       $213.07       $300.43       $555.99
Nasdaq MI                  $100.00       $117.02       $143.07       $184.88       $157.09       $179.37

(1)  During the period from December 31, 1994 to December 31, 1996, the Company was registered  under the
     Investment Company Act of 1940 as a closed-end  investment  company,  but its shares of Common Stock were  traded on the Nasdaq  Stock  Market.  As of January 1, 1997,  the  Company  became a reporting company under the  Securities  Exchange Act of 1934, as amended,  and its shares of common stock are still traded on the Nasdaq Stock Market.


                           RELATED PARTY TRANSACTIONS

          The Company and InvestorsBancorp., Inc., together with its wholly owned subsidiary, InvestorsBank, share common offices and personnel. George R. Schonath is the President and Chief Executive Officer, a director and beneficial owner of 35% of the issued and outstanding common stock of InvestorsBancorp and is a director and President and Chief Executive Officer of InvestorsBank. In addition, Susan J. Hauke, Vice President Finance and Secretary of the Company is Vice President Finance and Secretary of InvestorsBancorp and InvestorsBank, and Scott J. Russell, Senior Vice President of the Company, is a Senior Vice

President of InvestorsBancorp and Vice President Finance and Treasurer of InvestorsBank. Jon McGlocklin, Senior Vice President of the Company, is Senior Vice President and a director of InvestorsBancorp and InvestorsBank. The Company and the Bank purchase loan participations from each other from time to time and, pursuant to a Management Services and Allocation of Expenses Agreement, by and between the Company and the Bank, the Bank performs certain loan servicing and administration services for the Company. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loan, transactions in repurchase agreements and loan participation and servicing relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. The Bank received an aggregate of $872,201 in loan servicing and administration fees from the Company in 1999, which management believes is comparable to what would have been charged by an unrelated third party. The Bank also leases space for its main offices from the Company. The annual rent payable by the Bank under the lease, including real estate taxes and furnishings, is $109,998, which represents the Bank's pro rata share of the Company's occupancy expense. The Company believes the terms of the lease with the Bank are on substantially the same terms and conditions as could be obtained from unrelated third parties.

          George R. Schonath, the Company's President and Chief Executive Officer, owns 100% of the voting stock of Lee Middleton Original Dolls, Inc., representing 1% of the total equity. The Company owns 100% of the non-voting stock of Middleton Doll, representing 99% of the total equity of Middleton Doll

      Proposal No. 2 - Ratification of Appointment of Independent Auditors

          The Board of Directors has appointed the firm of BDO Seidman, LLP as independent auditors to audit the books, records, and accounts of the Company and its subsidiaries for the year ending December 31, 2000, and proposes that the shareholders ratify such appointment. BDO Seidman, LLP acted as independent auditors for the year ended December 31, 1999. A representative of BDO Seidman, LLP is expected to attend the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

          The vote necessary to ratify the appointment of independent auditors is governed by Section 180.0725(3) of the Wisconsin Business Corporation Law, which provides that a matter will be approved if a quorum is present and the number of votes cast in favor of the matter exceed the number of votes cast in opposition thereto. Accordingly, a shareholder will be deemed "present" at the Meeting by proxy because the shareholder has returned a proxy (even if the proxy card contains no instructions as to voting with respect to the ratification of the appointment of independent auditors, abstains from voting thereon, or constitutes a broker "non-vote" with respect thereto). However, unless the shareholder votes "for" or "against" the ratification of the appointment of independent auditors, the shareholder's vote will not be counted.

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF

BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2000.

                         Proposal No. 3 - Other Matters

          The matters in the foregoing Notice of Meeting and Proxy Statement are, as far as the Board of Directors knows, the only matters which will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, the individuals named in the accompanying Proxies will vote on them, in accordance with their best judgment exercising the authority conferred thereby.

                                  MISCELLANEOUS

Shareholder Proposals

          Any proposals of shareholders intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Secretary of the Company at its principal executive offices at W239 N1700 Busse Road, Waukesha, Wisconsin 53188-1160, on or before December 6, 2000, to be considered for inclusion in the Company's Proxy Statement and proxy relating to such meeting. Additionally, if the Company receives notice of a shareholder proposal after February 19, 2001, the persons named in the proxies solicited by the Board of Directors for the 2001 Annual Meeting may exercise discretionary voting power with respect to such proposal.

Solicitation Expenses

          The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to be beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/  George R. Schonath
                                           George R. Schonath
                                           President and Chief Executive Officer

Waukesha, Wisconsin
April 4, 2000

                                                                 PREFERRED STOCK

                      Bando McGlocklin Capital Corporation
                              W239 N1700 Busse Road
                         Waukesha, Wisconsin 53188-1160
           This Proxy is Solicited On Behalf of The Board of Directors

The undersigned hereby appoints George R. Schonath and Jon McGlocklin, and each of them, as Proxies with the power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated below all of the shares of Preferred Stock of Bando McGlocklin Capital Corporation held of record by the undersigned on March 21, 2000, at the annual meeting of shareholders to be held on May 3, 2000, or at any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of the Board's nominees and "FOR" Item 2.

[X]    PLEASE MARK VOTES AS IN THIS EXAMPLE.





         PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

--------                                                                   -----

            BANDO McGLOCKLIN CAPITAL CORPORATION 2000 ANNUAL MEETING
      The Board of Directors recommends a vote FOR the following proposals:

1.   ELECTION OF DIRECTORS:                        [ ] FOR all     [ ] WITHHOLD
(i)  Directors elected by holders                      nominees        AUTHORITY
     of Preferred Stock and                            listed to       to vote
     Common Stock voting together.                     the left        for all
                                                       (except as      nominees
        1-Peter A. Flecher    2-Salvatore L. Bando     specified       listed to
                                                       below)          the left.

(ii) Directors elected by
     holders of Preferred Stock
     voting as a separate class.

        3-Robert A. Cooper    4-David A. Geraldson


(Instructions:  To withhold authority       ------------------------------------
to vote for  any  indicated  nominee,   ->
write the number(s) of the nominee(s)
in  the  box  provided to the right.)       ------------------------------------


2. To ratify or reject the selection of BDO Seidman, LLP as the independent certified public accountants to audit the financial statements of the Company for the year ending December 31, 2000.
     [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                         Date ____________________          NO. OF SHARES

                                                   -----------------------------
Check appropriate box
Indicate changes below:
Address Change? [ ] Name change? [ ]
                                                   -----------------------------
                                                   Signature(s)  in  Box
                                                   Please  sign  exactly as your
                                                   name  appears  hereon.   When
                                                   signing     as      attorney,
                                                   executor,      administrator,
                                                   trustee or  guardian,  please
                                                   give fill title as such. If a
                                                   corporation,  please  sign in
                                                   full  corporate  name  by the
                                                   President or other authorized
                                                   officer.  If  a  partnership,
                                                   please  sign  in  partnership
                                                   name by authorized person.


--------                                                                   -----

                                                                    COMMON STOCK

                      Bando McGlocklin Capital Corporation
                              W239 N1700 Busse Road
                         Waukesha, Wisconsin 53188-1160
           This Proxy is Solicited On Behalf of The Board of Directors

The undersigned hereby appoints George R. Schonath and Jon McGlocklin, and each of them, as Proxies with the power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated below all of the shares of Common Stock of Bando McGlocklin Capital Corporation held of record by the undersigned on March 21, 2000, at the annual meeting of shareholders to be held on May 3, 2000, or at any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of the Board's nominees and "FOR" Item 2.

[X]    PLEASE MARK VOTES AS IN THIS EXAMPLE.





         PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

----------                                                               -------

            BANDO McGLOCKLIN CAPITAL CORPORATION 2000 ANNUAL MEETING
      The Board of Directors recommends a vote FOR the following proposals:

1.   ELECTION OF DIRECTORS:                         [ ] FOR all    [ ] WITHHOLD
                                                        nominees       AUTHORITY
       1-Peter A. Fischer  2-Salvatore L. Bando         listed to      to vote
                                                        the left       for all
                                                        (except as     nominees
                                                        specified      listed to
                                                        below).        the left.


(Instructions:  To withhold  authority to vote      ----------------------------
for any indicated nominee, write the number(s)  ->
of the  nominee(s)  in the box provided to the
right.)                                             ----------------------------


2. To ratify or reject the selection of BDO Seidman, LLP as the independent certified public accountants to audit the financial statements of the Company for the year ending December 31, 2000.
     [ ] FOR     [ ] AGAINST     [ ] ABSTAIN


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                  Date ______________        NO. OF SHARES

                                                   -----------------------------
Check appropriate box.  Indicate
changes below:

Address Change? [ ]   Name change? [ ]
                                                   -----------------------------
                                                   Signature(s)  in  Box
                                                   Please  sign  exactly as your
                                                   name  appears  hereon.   When
                                                   signing     as      attorney,
                                                   executor,      administrator,
                                                   trustee or  guardian,  please
                                                   give fill title as such. If a
                                                   corporation,  please  sign in
                                                   full  corporate  name  by the
                                                   President or other authorized
                                                   officer.  If  a  partnership,
                                                   please  sign  in  partnership
                                                   name by authorized person.


----------                                                               -------